INTANGIBLE ASSETS, NET	6 Months Ended
Jun. 30, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET	INTANGIBLE ASSETS, NET
Intangible assets are comprised of the following:

	Favorable Contract Intangible Assets	Assembled Workforce	Customer Relationships	Others	As of June 30, 2025	As of December 31, 2024
(in thousands of $)	Note A	Note B	Note B	Note C
Cost	18,900	4,600	3,600	3,947	31,047	29,804
Less: Accumulated amortization	(16,143)	(2,760)	(3,600)	(288)	(22,791)	(21,706)
Net book value	2,757	1,840	—	3,659	8,256	8,098
Presented as:
- Current	—	—	—	1,870	1,870	629
- Non-current	2,757	1,840	—	1,789	6,386	7,469
	2,757	1,840	—	3,659	8,256	8,098

A.Favorable Contract Intangible Assets

Favorable time charter party ("TCP") contracts are included under intangible assets and unfavorable TCP contracts are included as liabilities. As of June 30, 2025, the net book value of favorable contract intangible assets, net of $2.8 million is included within "non-current assets". As of December 31, 2024, the net book value of favorable contract intangible assets, net of $3.3 million is included within "non-current assets". The carrying amount of the unfavorable contracts liabilities of $15.8 million and $63.8 million ($15.8 million and $71.7 million as of December 31, 2024) are included within “other current liabilities” (Note 16) and "other non-current liabilities" (Note 16), respectively.

The net amortization income for the six month period ended June 30, 2025 amounted to $7.3 million ($16.0 million for the year ended December 31, 2024), representing $7.9 million amortization income of unfavorable contract liabilities as of June 30, 2025 ($17.0 million as of December 31, 2024) net of $0.5 million amortization expense of favorable contract intangible assets as of June 30, 2025 ($1.0 million as of December 31, 2024). The net amortization income is included in “Amortization of intangible assets and liabilities arising from charter agreements, net” in the unaudited condensed consolidated statements of operations.

B. Assembled Workforce and Customer Relationships

Assembled workforce and Customer relationships released to intangible assets were recognized at fair value on the acquisition date, which is comprised of the management agreements that we acquired to provide commercial and technical vessel management for third party fleets of LNGCs and FSRUs. The net amortization expense for the six month period ended June 30, 2025 amounted to $0.5 million ($1.7 million as of December 31, 2024) and is included within “Depreciation and amortization” in the unaudited condensed consolidated statements of operations.
C. Others

As of June 30, 2025, the Company holds EUAs that were received from charterers, under the EU ETS, equivalent to $1.9 million (December 31, 2024: $0.6 million), and recognized within “Current intangible assets, net” given that the EUAs will be surrendered within 12 months of the balance sheet date. The EUAs held as of June 30, 2025 are not subject to amortization or an impairment review given that it is probable they will be used to settle the Company’s EU ETS obligation.

Development costs that are directly attributable to the design, implementation and testing of identifiable information system products controlled by the Company are recognized as intangible assets. Capitalized costs are recorded as "Others" under non-current intangible assets.

As of June 30, 2025 and December 31, 2024 and there were no impairments of intangible assets.